EXHIBIT 10.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Second Amendment”) is dated as of May 27, 2016, among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), the other Persons party hereto as Guarantors, the Lenders signatory hereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

RECITALS:

A. The Borrower, the Lenders from time to time party thereto, the Administrative Agent, the Swing Line Lender and L/C Issuer entered into that certain Third Amended and Restated Revolving Credit Agreement dated as of October 2, 2014 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrower.

B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth herein.

C. Subject to the condition set forth in Section 2 hereof, the Lenders party hereto are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Credit Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date (as defined below) in the manner provided in this Section 1.

1.1 Section 1.01 of the Credit Agreement is hereby amended by adding in the correct place alphabetically the following additional definitions:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution” means (a) any credit institution or investment firm established in an EEA Member Country that is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above; or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in the foregoing clauses and is subject to consolidated supervision with its parent.”

““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

““Retail Assets”  means (i) any retail fuel facility, including owned real estate and fixtures relating thereto, (ii) ground leases and other leases associated with retail fueling locations, (iii) any improvements and equipment associated with retail fuel facilities, (iv) fuel and merchandise inventory associated with retail fuel facilities, (v) accounts receivable generated in connection with the sale of fuel and merchandise inventory associated with retail fuel facilities, (v) rights (including intellectual property rights and licenses) and revenues, in each case associated with franchised retail fuel locations and (vi) the Equity Interests of any Subsidiary, all or substantially all of the assets of which are of the types set forth in clauses (i) through (v) above.”

““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

1.2 The definition of “Cash Dominion Cure Event” in Section 1.01 of the Credit Agreement is hereby amended by replacing “50,000,000” therein with “$40,000,000”.

1.3 The definition of “Cash Dominion Event” in Section 1.01 of the Credit Agreement is hereby amended by replacing “50,000,000” therein with “$40,000,000”.

1.4 The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by:

(i) deleting the word “or” at the end of clause (e)(ii) thereof; and

(ii) inserting the following language before the semicolon at the end of clause (e)(iii) thereof:

“, or (iv) become the subject of a Bail-in Action”

1.5 The definition of “First Purchaser Reserve” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“First Purchaser Reserve” means the aggregate amount of reserves established by the Administrative Agent from time to time in its Permitted Discretion in respect of First Purchase Crude Payables owed by the Loan Parties; provided, that so long as (a) Excess Availability is more than $175,000,000 and (b) the Consolidated Leverage Ratio is less than 3.0 to 1.0 (but Excess Availability is not more than $275,000,000 or the Consolidated Leverage Ratio is not less than 1.0 to 1.0), the First Purchaser Reserve shall be not greater than the amount by which the First Purchase Crude Payables exceed $75,000,000; provided, further, that so long as (A) Excess Availability is more than $275,000,000 and (B) the Consolidated Leverage Ratio is less than 1.0 to 1.0, the First Purchaser Reserve shall be not greater than the amount by which the First Purchase Crude Payables exceed $125,000,000.

1.6 Section 2.14(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c) Borrowing Base Determination and Mandatory Prepayments upon Disposition of Borrowing Base Assets. In the event of a Disposition of Borrowing Base Assets permitted by Section 7.05(a) (other than Dispositions of Inventory in the ordinary course of business), then if at the time of receipt of the proceeds of such Disposition (i) (A) Excess Availability is less than $75,000,000 and (B) the aggregate book value of the Borrowing Base Assets so Disposed of, when added to the aggregate book value of all other Borrowing Base Assets Disposed of since the date as of which the Borrowing Base was determined in the Borrowing Base Report most recently delivered under Section 6.02(h) or this Section 2.14(c) (other than Dispositions of Inventory in the ordinary course of business), exceeds $10,000,000, or (ii) (A) Excess Availability is $75,000,000 or more and (B) the aggregate book value of the Borrowing Base Assets so Disposed of, when added to the aggregate book value of all other Borrowing Base Assets Disposed of since the date as of which the Borrowing Base was determined in the Borrowing Base Report most recently delivered under Section 6.02(h) or this Section 2.14(c) (other than Dispositions of Inventory in the ordinary course of business), exceeds $20,000,000, the Borrower shall deliver to the Administrative Agent a Borrowing Base Report prepared taking into account such Disposition and shall make such mandatory prepayments as may be required by Section 2.14(b) (and, if required by such Section, provide Cash Collateral as therein set forth).

1.7 Section 6.02(h) of the Credit Agreement is hereby amended by replacing “$750,000,000” in each place it occurs therein with “$300,000,000”.

1.8 Section 6.10(b) of the Credit Agreement is hereby amended by replacing “60,000,000” in each place it occurs therein with “$45,000,000”.

1.9 Section 7.01(t) of the Credit Agreement is hereby amended by inserting “or Section 7.03(q)” immediately after the reference to “Section 7.03(p)”.

1.10 Section 7.02(f) of the Credit Agreement is hereby amended by replacing “$50,000,000” therein with “$30,000,000”.

1.11 Section 7.02(h) of the Credit Agreement is hereby amended by replacing the reference to “Section 7.05(a)(vii)” therein with “Section 7.05(a)(vii) or (a)(xiv))”.

1.12 Section 7.02(j) of the Credit Agreement is hereby amended by replacing “$100,000,000” therein with “$50,000,000”.

1.13 Section 7.02 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of clause (j) thereof;

(ii) replacing the period at the end of clause (k) thereof with “; and”; and

(iii) adding the following clause (l) at the end thereof:

“(l) the acquisition of direct or indirect Equity Interests in Northern Tier Energy LP pursuant to that certain Agreement and Plan of Merger dated as of December 21, 2015, by and among Borrower, Western Acquisition Co, LLC, Northern Tier Energy LP and Northern Tier Energy GP LLC .”

1.14 Section 7.03(b) of the Credit Agreement is hereby amended by replacing “$747,250,000” with “$1,250,000,000 minus the aggregate principal amount of Indebtedness incurred in reliance on Section 7.03(q)”.

1.15 Section 7.03 of the Credit Agreement is hereby amended by:

(i) deleting the word “and” at the end of clause (o) thereof;

(ii) replacing the period at the end of clause (p) thereof with “; and”; and

(iii) adding the following clause (q) at the end thereof:

“(q) Indebtedness of the Borrower or any Guarantor in respect of “Incremental Equivalent Debt” (as defined in the Term Loan Credit Agreement); provided that the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $700,000,000; provided further that if such Incremental Equivalent Debt is secured, the holders of such Incremental Equivalent Debt, or a duly authorized agent on their behalf, agree in writing to be bound by an intercreditor agreement regarding access to the Collateral reasonably satisfactory to the Administrative Agent.”

1.16 Section 7.05(a) is hereby amended by:

(i) replacing clause (xi) in its entirety with the following:

“(xi) Dispositions by the Borrower and its Restricted Subsidiaries of Logistics Assets;”

(ii) deleting the word “and” at the end of clause (xii) thereof;

(iii) adding the word “and” immediately after the semicolon at the end of clause (xiii) thereof;

(iv) adding the following clause (xiv) immediately after clause (xiii) thereof;

“(xiv) Dispositions by the Borrower and its Restricted Subsidiaries of Retail Assets to an MLP Subsidiary;”

(v) making the following changes to the proviso contained at the end thereof:

(A) replacing the parenthetical “(other than a Disposition in the ordinary course of business)” therein with “(other than a Disposition (x) in the ordinary course of business or (y) pursuant to Section 7.05(a)(vii) or (a)(xiv)”; and

(B) inserting the word “cash” immediately before the word “payments” in clause (D) thereof.

1.17 Section 7.06(e) is hereby amended by:

(i) replacing “$300,000,000” the first time it is used therein with “$450,000,000”; and

(ii) replacing “$300,000,000” the second time it is used therein with “$150,000,000”.

1.18 Section 7.11 of the Credit Agreement is hereby amended by replacing “$50,000,000” therein with “$40,000,000”.

1.19 Section 7.12 of the Credit Agreement is hereby amended by replacing the reference to “7.03(i), 7.03(k) or 7.03(p)” therein with “7.03(i), 7.03(k), 7.03(p) or 7.03(q)”.

1.20 Section 7.12(i)(A) of the Credit Agreement is hereby amended by replacing “$100,000,000” therein with “$50,000,000”.

1.21 Section 7.13(a) of the Credit Agreement is hereby amended by:

(i) replacing “$747,250,000” therein with “$1,250,000,000 minus the aggregate principal amount of Indebtedness incurred in reliance on Section 7.03(q)” in clause (i) thereof; and

(ii) inserting, at the end of such Section, the following proviso:

“; provided that, for the avoidance of doubt, it is understood that Amendment No. 3 to the Term Loan Credit Agreement dated as of May 27, 2016 is not prohibited by this Section 7.13(a).”

1.22 A new Section 10.22 is hereby added to the Credit Agreement, such new Section 10.22 to read in its entirety as follows:

Section 10.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under a Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority, and agrees and consents to, and acknowledges and agrees to be bound by,

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Documents which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 2. Condition Precedent to Credit Agreement Amendments. The amendments to the Credit Agreement contained in Section 1 hereof are subject to (the date on which such condition is satisfied, the “Second Amendment Effective Date”) the Administrative Agent having received counterparts of this Second Amendment executed on behalf of the Administrative Agent, the Borrower, each Guarantor and the Required Lenders.

Section 3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, each Loan Party party to this Second Amendment hereby represents and warrants to the Lenders and the Administrative Agent as follows:

3.1 Loan Document Representations and Warranties. Each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case it is true and correct in all respects) on the date hereof (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case it is true and correct in all respects) as of such earlier date), and except that the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a)(i), 6.01(a)(ii), 6.01(b) or 6.01(c) of the Credit Agreement, as applicable.

3.2 Power and Authority; No Contravention; Authorizations and Approvals. The execution, delivery and performance by each Loan Party of this Second Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is party or affecting such Person, or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

3.3 Enforceable Obligations. This Second Amendment has been duly executed and delivered by each Loan Party. This Second Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms.

3.4 No Defaults. No Default or Event of Default has occurred and is continuing.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the amendments to the Credit Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Loan Parties. This Second Amendment is a Loan Document. Following the Second Amendment Effective Date, any reference to the Credit Agreement in the Loan Documents shall mean the Credit Agreement as amended or supplemented hereby.

4.2 Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under the Guaranty and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Guaranteed Obligations (as defined in the Guaranty) thereunder.

4.3 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

4.5 Counterparts; Execution. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Facsimiles or other electronic transmissions (e.g., .pdf) of a signature page to this Second Amendment shall be effective as originals.

4.6 Entire Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

4.7 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.8 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Third Amended and Restated Revolving Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER: WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Jeffery Beyersdorfer
Name: Jeffery Beyersdorfer
Title: Senior Vice President and Assistant Secretary

GUARANTORS: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Jeffery Beyersdorfer
Name: Jeffery Beyersdorfer
Title: Senior Vice President and Assistant Secretary

ASCARATE GROUP LLC, a Delaware limited liability company

By:	WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member

By:	WESTERN REFINING GP, LLC, a Delaware limited liability company

By:	/s/ Jeffery Beyersdorfer
Name: Jeffery Beyersdorfer
Title: Senior Vice President and Assistant Secretary

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

WESTERN REFINING GP, LLC,
a Delaware limited liability company

WESTERN REFINING LP, LLC,
a Delaware limited liability company

CINIZA PRODUCTION COMPANY,
a New Mexico corporation

DIAL OIL CO., LLC, a New Mexico limited liability company

EMPIRE OIL CO., a California corporation

GIANT INDUSTRIES, INC., a Delaware corporation

WESTERN REFINING SOUTHWEST, INC.,

an Arizona corporation

GIANT FOUR CORNERS, LLC, a Delaware limited liability company

GIANT STOP-N-GO OF NEW MEXICO, LLC,

a New Mexico limited liability company

WESTERN REFINING YORKTOWN HOLDING COMPANY, a Delaware corporation

WESTERN REFINING RETAIL, LLC,

a Delaware limited liability company

SAN JUAN REFINING COMPANY, LLC,

a New Mexico limited liability company

YORK RIVER FUELS, LLC, a Delaware limited liability company

WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation

By:	/s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Treasurer and Chief Financial Officer

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

WESTERN REFINING TRS I, LLC,

a Texas limited liability company

WESTERN REFINING TRS II LLC,

a Texas limited liability company

WESTERN REFINING TEXAS RETAIL SERVICES, LLC, a Texas limited liability company

By:	/s/ Matthew L. Yoder
Name: Matthew L. Yoder
Title: Manager

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS: Bank of America, N.A., as Administrative Agent

By:	/s/ H. Michael Wills
Name: H. Michael Wills
Title: Senior Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ H. Michael Wills
Name: H. Michael Wills
Title: Senior Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan McIntosh
Name: Nathan McIntosh
Title: Duly Authorized Signer

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Lorenz Meir
Name: Lorenz Meir
Title: Authorized Signatory

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Handler
Name: Chris Handler
Title: Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Evie Krimm
Name: Evie Krimm
Title: Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Douglas M. Sherlag
Name: Douglas M. Sherlag
Title: Director

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ John A. Valiska
Name: John A. Valiska
Title: First Vice President

By:	/s/ Stephen VanSteenbergen
Name: Stephen VanSteenbergen
Title: Vice President

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Director

By:	/s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

MACQUARIE BANK LIMITED, as a Lender Signed in London, POA Ref: #2090 Dated 26 Nov 2015

By:	/s/ Paul Weston
Name: Paul Weston
Title: Associate Director

By:	/s/ Jonathan Gaylard
Name: Jonathan Gaylard
Title: Division Director

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Adrian Avalos
Name: Adrian Avalos
Title: Director

Signature Page to Second Amendment to Third Amended

 and Restated Revolving Credit Agreement